UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 2, 2008

____________________

Tegal Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction
of incorporation)
000-26824
(Commission
File Number)
68-0370244
(I.R.S. Employer
Identification No.)

2201 South McDowell Boulevard

Petaluma, CA 94954

(Address of Principal Executive Offices)

(707) 763-5600

(Registrant’s telephone number, including area code)

_____________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry Into a Material Definitive Agreement.

On September 2, 2008, Tegal Corporation (the “Company”), Alcatel Micro Machining Systems, a French corporation (“AMMS”), and Alcatel Lucent, a French Corporation (“Alcatel” and together with AMMS, the “Sellers”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company agreed to purchase (the “Acquisition”) certain equipment, intellectual property and other assets of the Sellers for an aggregate consideration of $5,000,000 (the “Purchase Price”), payable upon the closing of the Acquisition. The Purchase Price is payable in the form of $1,000,000 in cash and $4,000,000 in shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”). The number of shares issuable pursuant to the Purchase Agreement is equal to the quotient of (a) $4,000,000 divided by (b) the average of the closing sales prices of the Common Stock as reported on the Nasdaq Capital Market on the five (5) consecutive trading days immediately prior to (but excluding) the closing date of the Acquisition.

Pursuant to the Purchase Agreement, the Company has agreed to acquire the Sellers’ Deep Reactive Ion Etch (DRIE) and Plasma Enhanced Chemical Vapor Deposition (PECVD) products, and the related intellectual property, directed at advanced 3-dimensional wafer-level packaging applications. The Company has agreed to assume the liabilities arising after the closing of the Acquisition in connection with the ownership of the purchased assets. The Sellers will retain all liabilities not expressly assumed by the Company.

Under the Purchase Agreement, the Company is entitled to indemnification, subject to limitation, for certain matters, including breaches of representations, warranties and covenants in the Purchase Agreement, and with respect to specified matters and the assets or liabilities of the Sellers that the Company does not assume.

Completion of the transactions under the Purchase Agreement is subject to customary closing conditions, including the obtaining of all required governmental approvals and consents and the absence of any law, action or proceeding that prohibits, restrains or makes illegal the transactions under the Purchase Agreement. The Company expects to close the Acquisition on or about September 16, 2008.

The Purchase Agreement may be terminated prior to the closing of the Acquisition by mutual written consent of the Company and the Sellers, by the Company or the Sellers if the closing shall not have occurred by September 30, 2008, and by the Company or the Sellers if there is a material breach of any representation, warranty, covenant or agreement by the Sellers or the Company, respectively. The Purchase Agreement may be terminated after the closing of the Acquisition by mutual written consent of the Company and the Sellers, and by the Company or the Sellers if there is a material breach of any covenant or agreement by the Sellers or the Company, respectively.

In connection with the Purchase Agreement, the Company and a Seller or an affiliate of the Sellers have agreed to enter into at closing of the Acquisition an intellectual property agreement providing for the transfer of specified intellectual property rights to the Company, a trademark license agreement allowing for the limited use of the AMMS trademark by the Company, and a preferred supplier agreement pursuant to which the Company will purchase certain equipment from an affiliate of the Sellers.

Pursuant to the Purchase Agreement, upon and subject to the closing, the Company has agreed to appoint an executive of AMMS or Alcatel Vacuum Technology France, a French corporation, designated by AMMS to the Company’s board of directors. AMMS’ designation right terminates upon the later of (a) the termination or expiration of certain customer services related agreements set forth in the Purchase Agreement, and (b) when AMMS beneficially owns less than 5% of the number of shares of Common Stock issued and outstanding (including the shares to be issued to the Sellers).

The description of the Purchase Agreement provided above is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is hereby incorporated by reference into this Item 3.02. The Company claims exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) for the issuance of securities in the transaction described above by virtue of Section 4(2) and/or Regulation D promulgated thereunder as a transaction not involving any public offering. Each Seller has represented that it is an accredited investor as defined under the Securities Act and it intends to acquire the securities for investment only and not with a view to the distribution thereof. Appropriate legends will be affixed to the stock certificate(s) issued in this transaction.

ITEM 7.01. Regulation FD Disclosure.

On September 2, 2008, the Company issued a press release announcing the transactions described in Item 1.01 above. A copy of the press release is furnished as Exhibit 99.1 to this report. In connection with the announcement, the Company prepared and distributed to the press a “Q&A” information sheet, dated September 2, 2008. A copy of the Q&A information sheet is furnished as Exhibit 99.2 to this report.

On September 2, 2008, the Company will hold an investor conference call to discuss the Acquisition, at which the Company will give a presentation, a copy of which is furnished as Exhibiti 99.3 to this report.

The information in Item 7.01 of this report, including Exhibits 99.1, 99.2 and 99.3, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Item 7.01 of this report, including Exhibits 99.1, 99.2 and 99.3, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act or the Exchange Act.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated as of September 2, 2008, by and among Tegal Corporation, Alcatel Micro Machining Systems and Alcatel Lucent.
99.1	Press release issued by Tegal Corporation, dated September 2, 2008.
99.2	Q&A Information Sheet, dated September 2, 2008.
99.3	Investor Presentation, dated September 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2008	TEGAL CORPORATION
	By:	/s/ Christine T. Hergenrother
	Name: Title:	Christine T. Hergenrother Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated as of September 2, 2008, by and among Tegal Corporation, Alcatel Micro Machining Systems and Alcatel Lucent.
99.1	Press release issued by Tegal Corporation, dated September 2, 2008.
99.2	Q&A Information Sheet, dated September 2, 2008.
99.3	Investor Presentation, dated September 2, 2008.